SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

December 20, 2005

Date of Report (Date of earliest event reported)

CNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9224	56-2346563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Carnegie Hall Tower

152 W. 57th Street

New York, New York 10019

(Address of principal executive offices)

(212) 262-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 20, 2005, Arrow Resources Development, Inc. (the “Company”) issued a press release announcing a change of the Company’s trading symbol to ARWD. Previously, the Company’s trading symbol was CNEI. A copy of the press release is attached as an exhibit. As announced on December 5, 2005, the Company changed its name from CNE Group, Inc. to Arrow Resources Development, Inc.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

A copy of the press release announcing the change of the Company’s trading symbol is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNE GROUP, INC. (now known as
ARROW RESOURCES DEVELOPMENT, INC.)
Date: December 20, 2005
	By:	/s/ Peter J. Frugone
Peter J. Frugone, Chief Executive Officer